Capital City Bank Group, Inc.

Reports Fourth Quarter 2022 Results
TALLAHASSEE, Fla.

(January 24, 2023) – Capital City Bank Group, Inc. (NASDAQ:

CCBG) today reported net income
attributable to common shareowners

of $11.7

million, or $0.68 per diluted share, for the fourth quarter of 2022 compared to net income of $11.3 million, or $0.67 per diluted

share, for the third quarter of 2022, and $6.4 million, or $0.38 per diluted share, for the fourth quarter of 2021.

For the full year of 2022, net income attributable to common shareowners totaled

$40.1 million, or $2.36 per diluted share, compared
to net income of $33.4 million, or $1.98 per diluted share, for the same period of 2021.

QUARTER HIGHLIGHTS (4th Quarter 2022 versus 3rd Quarter 2022)
●
Continued strong growth

in net interest income of 14% - net interest

margin percentage

grew 45 basis points to 3.76% - deposit
cost well controlled at 20 basis points (total

deposits) and 35 basis points (interest bearing deposits)

●
Loan growth of $179 million, or 7.6% (end of

period) and $175 million, or 7.7% (average)
●
Continued strong credit

quality metrics – higher credit loss provision

primarily driven by loan growth

●
Noninterest income decreased

$1.9 million, or 8.5%, primarily due to lower mortgage banking revenues at CCHL – strong
adjustable rate portfolio production by

CCHL contributed to loan growth for the quarter

●
Noninterest expense included a pension

settlement charge of $1.8 million, or $0.08 per share
●
Tangible

book value per share increased

$1.19, or 7.2%, primarily due to strong earnings and

a favorable re-measurement
adjustment for pension plan

Full Year

2022 HIGHLIGHTS
●
Strong growth

in net interest income of 21% reflected

improved earning asset mix and strength

of deposit franchise

●
Loan growth of $594 million, or 30.7% (end

of period) and $189 million, or 9.4% (year-to-date average)
●
Average Deposits grew

$356 million, or 10.5%

●
CCHL contribution decreased $0.24 per share

due to slower secondary market loan sales, but was more

than offset by strong
adjustable rate production for our loan portfolio

,

and higher wealth and deposit fees

●
Noninterest expense included pension

settlement charges totaling $2.3 million or $0.11

per share
●
Tangible

book value per share increased

$0.54, or 3.2%, primarily due to strong earnings and

a favorable re-measurement
adjustment for pension plan, partially offset by higher unreal ized investment security losses
“Capital City finished out the year with another solid quarter highlighted by continued

net interest margin expansion and nice
tangible book value growth,” said William G. Smith,

Jr., Chairman, President,

and CEO of Capital City Bank Group.

“I am proud
of our associates who produced another record year of earnings. For the quarter and year, we realized strong loan growth, stable
deposit growth, maintained good control of our deposit cost, and credit quality was strong.

Still, we remain vigilant in the face of
economic uncertainty.

As we begin 2023, I am confident in our positioning, markets and strategic initiatives.

Thank you to our
associates for their tireless efforts serving our clients with excellence and to our shareowners for their continued support.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the fourth quarter of 2022 totaled $38.2 million, compared to $33.4 million for the third
quarter of 2022, and $24.8 million for the fourth quarter of 2021.

For the full year of 2022, tax-equivalent net interest income totaled
$124.8 million compared to $103.2 million for the same period of 2021.

Compared to the third quarter of 2022, the increase
primarily reflected strong loan growth and higher interest rates across a majority of our earning assets.

Compared to both prior year
periods, the increase reflected strong loan growth, higher interest rates, and growth in the investment portfolio.

Our net interest margin for the fourth quarter of 2022 was 3.76%,

an increase of 45 basis points over the third quarter of 2022 and
116 basis points over the fourth quarter

of 2021, both driven by higher interest rates and an overall improved earning asset mix.

For
the fourth quarter of 2022, our cost of funds was 31 basis points, an increase of 11 basis points over the third quarter of 2022

and 22
basis points over the fourth quarter of 2021.

Our cost of interest bearing deposits was 35 basis points, 20 basis points, and 4 basis points for the same aforementioned periods.

For the month of December 2022, our net interest margin was 3.86%.

Compared to the
full year of 2021, the net interest margin increased by 30 basis points to 3.13%

as the favorable impact of higher interest rates and an
improved earning asset mix offset the favorable impact

in 2021 from a significant level of SBA Paycheck Protection Program fee income.

Provision for Credit Losses

We recorded

a provision for credit losses of $3.5 million for the fourth quarter of 2022 compared to $2.1 million in the third quarter
of 2022 and no provision for the fourth quarter of 2021.

For the full year of 2022, the provision was $7.2 million compared to a benefit of $1.6 million for the same period of 2021.

The higher level of provision compared to all prior periods was primarily attributable to strong loan growth and weaker projected economic conditions, primarily a higher

rate of unemployment.

The credit
loss provision in 2021 was favorably impacted by strong loan recoveries.

We discuss the allowance

for credit losses further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the fourth quarter of 2022 totaled $21.0 million compared to $22.9 million for the third quarter of 2022

and
$24.7 million for the fourth quarter of 2021.

The $1.9 million decrease from the third quarter of 2022 was attributable to lower mortgage banking revenues of $1.6

million, wealth management fees of $0.3

million, deposit fees of $0.4

million, and bank card
fees of $0.1 million, partially offset by higher other

income of $0.5 million.

The decrease in deposit fees was partially attributable
to three less processing days in the fourth quarter.

Compared to the fourth quarter of 2021, the $3.7 million decrease was attributable to lower mortgage banking revenues of $4.3 million, wealth management fees of $0.1 million, and bank card fees of
$0.1 million, partially offset by higher other income

of $0.6

million and deposit fees of $0.2 million.

For the full year of 2022, noninterest income totaled $94.6 million compared to $107.5 million for the same period of 2021 and
reflected lower mortgage banking revenues of $21.8 million, partially offset by higher wealth management fees of $4.4

million,
deposit fees of $3.2 million, other income of $1.2 million, and bank card fees of $0.1 million.

Lower mortgage banking revenues at
Capital City Home Loans (“CCHL”) for 2022 reflected a reduction in refinancing activity and, to a lesser degree,

lower purchase
mortgage originations primarily driven by higher interest rates.

In addition, gain on sale margins were pressured due

to a lower
level of governmental loan originations and mandatory delivery loan sales (both of which provide a higher gain on sale percentage).

Throughout 2022, strong best efforts origination

volume allowed us to book a steady flow of adjustable rate residential loans in our
portfolio which contributed to loan growth and earnings.

In addition, continued stability in our construction/permanent loan program partially offset the slowdown in secondary

market originations.

For 2022, CCHL realized a $0.2 million net loss ($0.01
per diluted share) versus $3.9 million net income ($0.23 per diluted share) in 2021.
Noninterest expense for the fourth quarter of 2022 totaled $42.3 million compared to $39.8 million for the third quarter of 2022

and
$40.2 million for the fourth quarter of 2021.

The $2.5 million increase over the third quarter of 2022 was primarily attributable to higher other expense of $1.6 million and compensation expense of

$0.8 million.

Higher pension plan settlement expense of $1.7
million drove the increase in other expense.

The increase in compensation expense was primarily due to higher variable/performance-based compensation of $0.3 million

and lower realized loan cost of $0.3 million (credit offset to salary expense).

Compared to the fourth quarter of 2021, the $2.1 million increase reflected higher other expense of $1.0 million,
compensation expense of $0.8 million, and occupancy expense of $0.3 million.

The increase in other expense reflected higher
expense for legal, travel/entertainment, FDIC insurance fees, mortgage servicing right amortization, and loan servicing costs.

The
higher level of compensation expense was due to higher base salary expense reflective of annual merit raises and staffing additions
related to new market expansion during 2022 and stock based compensation expense related to improved company performance for
2022.

For the full year 2022, noninterest expense totaled $161.8 million compared to $162.5 million for the same period of 2021 and
reflected lower compensation expense of $0.9 million and

other expense of $0.4

million, partially offset by higher occupancy
expense of $0.6

million.

The reduction in compensation expense was primarily due to lower variable/performance

-based
compensation of $7.7 million and base salaries of $1.3 million at CCHL, partially offset by higher compensation at Capital City
Bank, including variable/performance-based compensation totaling

$2.5 million, base salaries (merit and new market staffing
additions) of $3.1 million, lower realized loan cost of $1.4 million (credit offset to salary expense), associate insurance expense
(utilized self-insurance reserves in 2021)

of $0.6 million and stock compensation expense of $0.7 million.

The decrease in other
expense was primarily due to a decrease in pension related costs, including

$4.9 million for the non-service related component and
$0.8 million for pension plan settlement expense, partially offset by higher expense for other real estate expense of $1.2

million,
travel/entertainment and advertising costs totaling $1.3

million (return to pre-pandemic levels and market expansion), other losses of $0.9 million (primarily debit card and check fraud),

mortgage servicing right amortization of $0.6

million, VISA Class B share
swap conversion ratio payments of $0.4 million, FDIC insurance fees of

$0.3 million, and other miscellaneous costs for training,
hiring, and variable expenses related to loan production.

Gains from the sale of two banking offices in 2021 drove the increase in other real estate expense.

The increase in occupancy expense is related to lease expense for four new banking offices added in 2022
and various software purchases, including network security and end of life upgrades.

Income Taxes
We realized income

tax expense of $2.6 million (effective rate of 19.6%) for the fourth quarter of 2022

compared to $3.1 million
(effective rate of 21.4%) for the third quarter of 2022

and $2.0

million (effective rate of 22.2%) for the fourth quarter of 2021.

The
decrease in the effective tax rate for the fourth quarter of 2022 was due to a favorable $0.4 million discrete tax item related to our
SERP plan.

For the full year of 2022, we realized income tax expense of $10.1 million

(effective rate of 20.1%) compared to $9.8
million (effective rate of 19.9%) for the same period of 2021.

Absent discrete items, we expect our annual effective tax rate to approximate 21%-22% in 2023.
Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $4.033 billion for the fourth quarter of 2022, an increase of $22.8 million, or

0.6%, over the third
quarter of 2022, and an increase of $241.4 million, or 6.4%, over the fourth quarter of 2021.

The increase over both prior periods
was primarily driven by higher deposit balances (see below – Funding
).

The mix of earning assets continues to improve driven by
strong loan growth.
We maintained

an average net overnight funds (interest bearing deposits with banks plus FED funds sold less FED funds purchased)
sold position of $469.4 million in the fourth quarter of 2022 compared to $570.0 million in the third quarter of 2022 and $789.1
million in the fourth quarter of 2021. The declining overnight funds position reflects growth in average loans.

Average loans

held for investment (“HFI”) increased $175.3 million, or 7.7%, over the third quarter of 2022 and $491.1 million, or
25.2%, over the fourth quarter of 2021.

Period end loans increased $179.0 million, or 7.6%, over the third quarter of 2022 and
$593.7 million, or 30.7%, over the fourth quarter of 2021.

The growth in 2022 was broad based with increases realized in all loan categories, more significantly,

in the residential real estate, construction,

and commercial real estate categories.

Allowance for Credit Losses
At December 31, 2022, the allowance for credit losses for HFI loans totaled

$24.7 million compared to $22.5 million at September
30, 2022 and $21.6 million at December 31, 2021.

Activity within the allowance is provided on Page 9.

Incremental allowance
related to loan growth, a higher projected rate of unemployment and its effect on rates of default, and slower prepayment speeds
(due to higher interest rates) were all contributing factors driving the increase in the allowance during 2022.

At December 31, 2022,
the allowance represented 0.98% of HFI loans compared to 0.96% at September

30, 2022, and 1.12% at December 31, 2021.
Credit Quality
Overall credit quality remains strong.

Nonperforming assets (nonaccrual loans and other real estate) totaled $2.7 million at
December 31, 2022 compared to $2.4 million at September 30, 2022 and $4.3 million at December 31, 2021.

At December 31,
2022, nonperforming assets as a percent of total assets equaled 0.06%,

compared to 0.06% at September 30, 2022 and 0.10% at
December 31, 2021.

Nonaccrual loans totaled $2.2 million at December 31, 2022, a $0.2 million decrease from September 30, 2022
and a $2.1 million decrease from December 31, 2021.

Further, classified loans totaled $19.3 million at December

31, 2022, a $1.6
million decrease from September 30, 2022 and a $1.4 million increase over December 31, 2021.

Funding (Deposits/Debt)
Average total

deposits were $3.803 billion for the fourth quarter of 2022, an increase of $33.2 million, or 0.9%, over the third
quarter of 2022 and $253.9 million, or 7.2%, over the fourth quarter of 2021.

Compared to the third quarter of 2022, the increase
reflected higher NOW account balances, primarily due to a seasonal increase in our public fund deposits.

Compared to the fourth
quarter of 2021, we have had strong growth in our noninterest bearing,

NOW, and

savings account balances.

We continue to
closely monitor our cost of deposits and deposit mix as we manage through this rising rate environment.

Capital
Shareowners’ equity was $394.0 million at December 31, 2022

compared to $373.2 million at September 30, 2022 and $383.2
million at December 31, 2021.

For the full year 2022, shareowners’ equity was positively impacted by net income attributable to
common shareowners of $40.1 million, a $3.1 million increase in the fair value of the interest rate swap related to subordinated debt, stock compensation accretion of $1.3 million, net adjustments totaling

$1.6 million related to transactions under our stock
compensation plans, and an $8.7 million decrease in the accumulated other comprehensive loss for our pension plan.

Shareowners’
equity was reduced by common stock dividends

of $11.2 million ($0.66 per share) and a $32.8 million

increase in the unrealized
loss on investment securities.

At December 31, 2022, our total risk-based capital ratio was 15.52%

compared to 15.75% at September 30, 2022 and 17.15% at
December 31, 2021.

Our common equity tier 1 capital ratio was 12.64%, 12.83%, and 13.86%,

respectively, on these

dates.

Our
leverage ratio was 9.06%, 8.91%, and 8.95%, respectively,

on these dates.

Further, our tangible common equity ratio was 6.79%

at
December 31, 2022 compared to 6.61% and 6.95% at September 30, 2022 and December 31, 2021, respectively.

The decline in our
regulatory capital ratios compared to 2021 was attributable to strong loan growth during 2022.

At December 31, 2022, all of our
regulatory capital ratios exceeded the threshold to be designated as “well-capitalized”

under the Basel III capital standards.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.5 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services,

mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 58 banking offices and 89 ATMs/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary and fiscal policies; the effects of security breaches and computer viruses that may
affect our computer systems; the accuracy of our financial

statement estimates and assumptions; fraud related to debit card products;
changes in accounting principles, policies, practices, or guidelines; the frequency and magnitude of foreclosure on our loans; the
effects of a non-diversified loan portfolio, including the

risks of geographic and industry concentrations; the strength of the U.S.
economy and the local economies where we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the stock market and other capital and real estate markets; structural changes in the
markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we
sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting
from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the
effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19 pandemic), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its
effect on pricing; technological changes; the outcomes of

litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited
trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal
and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the
Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found
in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other filings with the SEC, which are
available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward

-looking statements or the reasons why actual results could
differ.

USE OF NON-GAAP FINANCIAL MEASURES
We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021
Shareowners' Equity (GAAP) $ 394,016 $ 373,165 $ 371,675 $ 372,145 $ 383,166
Less: Goodwill and Other Intangibles (GAAP) 93,093 93,133 93,173 93,213 93,253
Tangible Shareowners' Equity (non-GAAP) A 300,923 280,032 278,502 278,932 289,913
Total Assets (GAAP) 4,525,958 4,332,671 4,354,297 4,310,045 4,263,849
Less: Goodwill and Other Intangibles (GAAP) 93,093 93,133 93,173 93,213 93,253
Tangible Assets (non-GAAP) B $ 4,432,865 $ 4,239,538 $ 4,261,124 $ 4,216,832 $ 4,170,596
Tangible Common Equity Ratio (non-GAAP) A/B 6.79% 6.61% 6.54% 6.61% 6.95%
Actual Diluted Shares Outstanding (GAAP) C 17,039,401 16,998,177 16,981,614 16,962,362 16,935,389
Tangible

Book Value per Diluted Share (non-GAAP)
A/C $ 17.66 $ 16.47 $ 16.40 $ 16.44 $ 17.12

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Twelve Months Ended
(Dollars in thousands, except per share data) Dec 31, 2022 Sep 30, 2022 Dec 31, 2021 Dec 31, 2022 Dec 31, 2021
EARNINGS
Net Income Attributable to Common Shareowners $ 11,664 $ 11,315 $ 6,372 $ 40,147 $ 33,396
Diluted Net Income Per Share $ 0.68 $ 0.67 $ 0.38 $ 2.36 $ 1.98
PERFORMANCE
Return on Average Assets 1.06% 1.03% 0.61% 0.93% 0.84%
Return on Average Equity 12.16 11.83 7.22 10.58 9.92
Net Interest Margin 3.76 3.31 2.60 3.13 2.83
Noninterest Income as % of Operating Revenue 35.50 40.76 49.96 43.19 51.11
Efficiency Ratio 71.47% 70.66% 81.29% 73.76% 77.11%
CAPITAL ADEQUACY
Tier 1 Capital

14.53% 14.80% 16.14% 14.53% 16.14%
Total Capital

15.52 15.75 17.15 15.52 17.15
Leverage

9.06 8.91 8.95 9.06 8.95
Common Equity Tier 1 12.64 12.83 13.86 12.64 13.86
Tangible Common Equity
(1)
6.79 6.61 6.95 6.79 6.95
Equity to Assets 8.71% 8.61% 8.99% 8.71% 8.99%
ASSET QUALITY
Allowance as % of Non-Performing Loans 1,076.89% 934.53% 499.93% 1,076.89% 499.93%
Allowance as a % of Loans HFI 0.98 0.96 1.12 0.98 1.12
Net Charge-Offs as % of Average Loans HFI 0.21 0.12 0.02 0.18 (0.03)
Nonperforming Assets as % of Loans HFI and OREO 0.11 0.10 0.22 0.11 0.22
Nonperforming Assets as % of Total Assets 0.06% 0.06% 0.10% 0.06% 0.10%
STOCK PERFORMANCE
High

$ 36.23 $ 33.93 $ 29.00 $ 36.23 $ 29.00
Low 31.14 27.41 24.77 24.43 21.42
Close $ 32.50 $ 31.11 $ 26.40 $ 32.50 $ 26.40
Average Daily Trading Volume 31,894 30,546 29,900 27,987 29,919
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a
reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2022 2021
(Dollars in thousands) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
ASSETS
Cash and Due From Banks $ 72,114 $ 72,686 $ 91,209 $ 77,963 $ 65,313
Funds Sold and Interest Bearing Deposits 528,536 497,679 603,315 790,465 970,041
Total Cash and Cash Equivalents 600,650 570,365 694,524 868,428 1,035,354
Investment Securities Available for Sale 413,294 416,745 601,405 624,361 654,611
Investment Securities Held to Maturity 660,744 676,178 528,258 518,678 339,601
Other Equity Securities 10 1,349 900 855 861

Total Investment Securities
1,074,048 1,094,272 1,130,563 1,143,894 995,073
Loans Held for Sale

54,635 50,304 48,708 50,815 52,532
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 247,362 246,304 247,902 230,213 223,086
Real Estate - Construction 234,519 237,718 225,664 174,293 174,394
Real Estate - Commercial 782,557 715,870 699,093 669,110 663,550
Real Estate - Residential 721,759 573,963 478,121 368,020 346,756
Real Estate - Home Equity 208,120 202,512 194,658 188,174 187,821
Consumer 324,450 347,949 359,906 347,785 321,511
Other Loans 5,346 20,822 6,854 6,692 13,265
Overdrafts 1,067 1,047 1,455 1,222 1,082
Total Loans Held for Investment 2,525,180 2,346,185 2,213,653 1,985,509 1,931,465
Allowance for Credit Losses (24,736) (22,510) (21,281) (20,756) (21,606)
Loans Held for Investment, Net 2,500,444 2,323,675 2,192,372 1,964,753 1,909,859
Premises and Equipment, Net 82,138 81,736 82,932 82,518 83,412
Goodwill and Other Intangibles 93,093 93,133 93,173 93,213 93,253
Other Real Estate Owned 431 13 90 17 17
Other Assets 120,519 119,173 111,935 106,407 94,349
Total Other Assets 296,181 294,055 288,130 282,155 271,031
Total Assets $ 4,525,958 $ 4,332,671 $ 4,354,297 $ 4,310,045 $ 4,263,849
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,653,620 $ 1,737,046 $ 1,724,671 $ 1,704,329 $ 1,668,912
NOW Accounts 1,290,494 990,021 1,036,757 1,062,498 1,070,154
Money Market Accounts 267,383 292,932 289,337 288,877 274,611
Savings Accounts 637,374 646,526 639,594 614,599 599,811
Certificates of Deposit 90,446 92,853 95,899 95,204 99,374
Total Deposits 3,939,317 3,759,378 3,786,258 3,765,507 3,712,862
Short-Term Borrowings 56,793 52,271 39,463 30,865 34,557
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 513 562 612 806 884
Other Liabilities 73,675 84,657 93,319 77,323 67,735
Total Liabilities 4,123,185 3,949,755 3,972,539 3,927,388 3,868,925
Temporary Equity 8,757 9,751 10,083 10,512 11,758
SHAREOWNERS' EQUITY
Common Stock 170 170 170 169 169
Additional Paid-In Capital 37,331 36,234 35,738 35,188 34,423
Retained Earnings 393,744 384,964 376,532 370,531 364,788
Accumulated Other Comprehensive Loss, Net of Tax (37,229) (48,203) (40,765) (33,743) (16,214)
Total Shareowners' Equity 394,016 373,165 371,675 372,145 383,166
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,525,958 $ 4,332,671 $ 4,354,297 $ 4,310,045 $ 4,263,849
OTHER BALANCE SHEET DATA
Earning Assets $ 4,182,399 $ 3,988,440 $ 3,996,238 $ 3,970,684 $ 3,949,111
Interest Bearing Liabilities 2,395,890 2,128,052 2,154,549 2,145,736 2,132,278
Book Value Per Diluted Share $ 23.12 $ 21.95 $ 21.89 $ 21.94 $ 22.63
Tangible Book Value

Per Diluted Share
(1)
17.66 16.47 16.40 16.44 17.12
Actual Basic Shares Outstanding 16,987 16,962 16,959 16,948 16,892
Actual Diluted Shares Outstanding 17,039 16,998 16,982 16,962 16,935
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2022 2021 December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2022 2021
INTEREST INCOME
Loans, including Fees $ 31,916 $ 27,761 $ 24,072 $ 22,133 $ 22,744 $ 105,882 $ 96,561
Investment Securities 4,847 4,372 3,840 2,896 2,505 15,955 8,792
Federal Funds Sold and Interest Bearing Deposits 4,463 3,231 1,408 409 300 9,511 998
Total Interest Income 41,226 35,364 29,320 25,438 25,549 131,348 106,351
INTEREST EXPENSE
Deposits 1,902 1,052 266 224 213 3,444 839
Short-Term Borrowings 690 536 343 192 307 1,761 1,360
Subordinated Notes Payable 522 443 370 317 306 1,652 1,228
Other Long-Term Borrowings 8 6 8 9 12 31 63
Total Interest Expense 3,122 2,037 987 742 838 6,888 3,490
Net Interest Income 38,104 33,327 28,333 24,696 24,711 124,460 102,861
Provision for Credit Losses 3,521 2,099 1,542 - - 7,162 (1,553)
Net Interest Income after Provision for Credit Losses 34,583 31,228 26,791 24,696 24,711 117,298 104,414
NONINTEREST INCOME
Deposit Fees 5,536 5,947 5,447 5,191 5,300 22,121 18,882
Bank Card Fees 3,744 3,860 4,034 3,763 3,872 15,401 15,274
Wealth Management Fees 3,649 3,937 4,403 6,070 3,706 18,059 13,693
Mortgage Banking Revenues 5,497 7,116 9,065 8,946 9,800 30,624 52,425
Other

2,546 2,074 1,954 1,848 1,994 8,422 7,271
Total Noninterest Income 20,972 22,934 24,903 25,818 24,672 94,627 107,545
NONINTEREST EXPENSE
Compensation 25,565 24,738 25,383 24,856 24,783 100,542 101,470
Occupancy, Net 6,253 6,153 6,075 6,093 5,960 24,574 23,932
Other

10,469 8,919 9,040 8,284 9,464 36,712 37,106
Total Noninterest Expense 42,287 39,810 40,498 39,233 40,207 161,828 162,508
OPERATING PROFIT 13,268 14,352 11,196 11,281 9,176 50,097 49,451
Income Tax Expense 2,599 3,074 2,177 2,235 2,040 10,085 9,835
Net Income 10,669 11,278 9,019 9,046 7,136 40,012 39,616
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest 995 37 (306) (591) (764) 135 (6,220)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 11,664 $ 11,315 $ 8,713 $ 8,455 $ 6,372 $ 40,147 $ 33,396
PER COMMON SHARE
Basic Net Income $ 0.69 $ 0.67 $ 0.51 $ 0.50 $ 0.38 $ 2.37 $ 1.98
Diluted Net Income 0.68 0.67 0.51 0.50 0.38 2.36 1.98
Cash Dividend

$ 0.17 $ 0.17 $ 0.16 $ 0.16 $ 0.16 $ 0.66 $ 0.62
AVERAGE

SHARES
Basic

16,963 16,960 16,949 16,931 16,880 16,951 16,863
Diluted

17,016 16,996 16,971 16,946 16,923 16,985 16,893

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2022 2021 December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2022 2021
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 22,510 $ 21,281 $ 20,756 $ 21,606 $ 21,500 $ 21,606 $ 23,816
Provision for Credit Losses 3,543 1,931 1,670 (79) 200 7,065 (2,842)
Net Charge-Offs (Recoveries) 1,317 702 1,145 771 94 3,935 (632)
Balance at End of Period $ 24,736 $ 22,510 $ 21,281 $ 20,756 $ 21,606 $ 24,736 $ 21,606
As a % of Loans HFI 0.98% 0.96% 0.96% 1.05% 1.12% 0.98% 1.12%
As a % of Nonperforming Loans 1,076.89% 934.53% 677.57% 760.83% 499.93% 1,076.89% 499.93%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,012 $ 2,853 $ 2,976 $ 2,897 $ 3,117 $ 2,897 $ 1,644
Provision for Credit Losses

(23) 159 (123) 79 (220) 92 1,253
Balance at End of Period
(1)
2,989 3,012 2,853 2,976 2,897 2,989 2,897
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 1 $ 9 $ (5) $ - $ 20 $ 5 $ 36
CHARGE-OFFS
Commercial, Financial and Agricultural $ 129 $ 2 $ 1,104 $ 73 $ 101 $ 1,308 $ 239
Real Estate - Construction - - - - - - -
Real Estate - Commercial 88 1 - 266 - 355 405
Real Estate - Residential - - - - 20 - 108
Real Estate - Home Equity 160 - - 33 9 193 103
Consumer 976 770 533 622 254 2,901 1,269
Overdrafts 720 989 660 780 678 3,149 2,703
Total Charge-Offs $ 2,073 $ 1,762 $ 2,297 $ 1,774 $ 1,062 $ 7,906 $ 4,827
RECOVERIES
Commercial, Financial and Agricultural $ 25 $ 58 $ 59 $ 165 $ 148 $ 307 $ 453
Real Estate - Construction - 2 - 8 - 10 10
Real Estate - Commercial 13 8 56 29 25 106 865
Real Estate - Residential 98 44 115 27 33 284 753
Real Estate - Home Equity 36 22 67 58 173 183 413
Consumer 175 260 453 183 214 1,071 1,191
Overdrafts 409 666 402 533 375 2,010 1,774
Total Recoveries $ 756 $ 1,060 $ 1,152 $ 1,003 $ 968 $ 3,971 $ 5,459
NET CHARGE-OFFS (RECOVERIES) $ 1,317 $ 702 $ 1,145 $ 771 $ 94 $ 3,935 $ (632)
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.21% 0.12% 0.22% 0.16% 0.02% 0.18% (0.03)%
CREDIT QUALITY
Nonaccruing Loans $ 2,297 $ 2,409 $ 3,141 $ 2,728 $ 4,322
Other Real Estate Owned 431 13 90 17 17
Total Nonperforming Assets ("NPAs") $ 2,728 $ 2,422 $ 3,231 $ 2,745 $ 4,339
Past Due Loans 30-89 Days

$ 7,829 $ 6,263 $ 3,554 $ 3,120 $ 3,600
Past Due Loans 90 Days or More - - - - -
Classified Loans 19,342 20,988 19,620 22,348 17,912
Performing Troubled Debt Restructurings $ 5,913 $ 6,261 $ 6,728 $ 7,304 $ 7,643
Nonperforming Loans as a % of Loans HFI 0.09% 0.10% 0.14% 0.14% 0.22%
NPAs as a % of Loans HFI and Other Real Estate 0.11% 0.10% 0.15% 0.14% 0.22%
NPAs as a % of

Total Assets
0.06% 0.06% 0.07% 0.06% 0.10%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Fourth Quarter 2022 Third Quarter 2022 Second Quarter 2022 First Quarter 2022 Fourth Quarter 2021 Dec 2022 YTD Dec 2021 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 42,910 $ 581 5.38% $ 55,164 $ 486 4.82% $ 52,860 $ 711 4.44% $ 43,004 397 3.19% $ 62,809 $ 522 3.29% $ 48,502 $ 2,175 4.49% $ 78,328 $ 2,555 3.24%
Loans Held for Investment
(1)
2,439,379 31,418 5.11 2,264,075 27,354 4.76 2,084,679 23,433 4.53 1,963,578 21,811 4.52 1,948,324 22,296 4.54 2,189,440 104,016 4.75 2,000,563 94,332 4.76
Investment Securities
Taxable Investment Securities 1,078,265 4,835 1.78 1,117,789 4,359 1.55 1,142,269 3,834 1.34 1,056,736 2,889 1.10 987,700 2,493 1.00 1,098,876 15,917 1.45 778,953 8,724 1.12
Tax-Exempt Investment Securities
(1)
2,827 17 2.36 2,939 17 2.30 2,488 10 1.73 2,409 10 1.60 3,380 17 2.07 2,668 54 2.03 3,772 91 2.39
Total Investment Securities 1,081,092 4,852 1.78 1,120,728 4,376 1.55 1,144,757 3,844 1.34 1,059,145 2,899 1.10 991,080 2,510 1.01 1,101,544 15,971 1.45 782,725 8,815 1.12
Federal Funds Sold and Interest Bearing
Deposits 469,352 4,463 3.77 569,984 3,231 2.25 691,925 1,408 0.82 873,097 409 0.19 789,100 300 0.15 649,762 9,511 1.46 790,870 998 0.13
Total Earning Assets 4,032,733 $ 41,314 4.07% 4,009,951 $ 35,447 3.51% 3,974,221 $ 29,396 2.97% 3,938,824 $ 25,516 2.63% 3,791,313 $ 25,628 2.68% 3,989,248 $ 131,673 3.30% 3,652,486 $ 106,700 2.92%
Cash and Due From Banks 74,178 79,527 79,730 74,253 73,752 76,929 72,409
Allowance for Credit Losses (22,596) (21,509) (20,984) (21,655) (22,127) (21,688) (22,960)
Other Assets 297,510 289,709 288,421 275,353 284,999 287,813 282,129
Total Assets $ 4,381,825 $ 4,357,678 $ 4,321,388 $ 4,266,775 $ 4,127,937 $ 4,332,302 $ 3,984,064
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 1,133,733 $ 1,725 0.60% $ 1,016,475 $ 868 0.34% $ 1,033,190 $ 120 0.05% $ 1,079,906 $ 86 0.03% $ 963,778 $ 72 0.03% $ 1,065,838 $ 2,799 0.26% $ 965,320 $ 294 0.03%
Money Market Accounts 273,328 63 0.09 288,758 71 0.10 286,210 36 0.05 285,406 33 0.05 289,335 34 0.05 283,407 203 0.07 278,606 134 0.05
Savings Accounts 641,153 80 0.05 643,640 80 0.05 628,472 77 0.05 599,359 72 0.05 573,563 71 0.05 628,313 309 0.05 537,023 263 0.05
Time Deposits 92,385 34 0.15 94,073 33 0.14 95,132 33 0.14 97,054 33 0.14 101,037 36 0.14 94,646 133 0.14 102,220 148 0.14
Total Interest Bearing Deposits 2,140,599 1,902 0.35% 2,042,946 1,052 0.20% 2,043,004 266 0.05% 2,061,725 224 0.04% 1,927,713 213 0.04% 2,072,204 3,444 0.17% 1,883,169 839 0.04%
Short-Term Borrowings 50,844 690 5.38% 46,679 536 4.56% 31,782 343 4.33% 32,353 192 2.40% 46,355 307 2.63% 40,483 1,761 4.35% 53,511 1,360 2.54%
Subordinated Notes Payable 52,887 522 3.86 52,887 443 3.28 52,887 370 2.76 52,887 317 2.40 52,887 306 2.26 52,887 1,652 3.08 52,887 1,228 2.29
Other Long-Term Borrowings 530 8 4.80 580 6 4.74 722 8 4.54 833 9 4.49 1,414 12 3.50 665 31 4.62 1,887 63 3.33
Total Interest Bearing Liabilities 2,244,860 $ 3,122 0.55% 2,143,092 $ 2,037 0.38% 2,128,395 $ 987 0.19% 2,147,798 $ 742 0.14% 2,028,369 $ 838 0.16% 2,166,239 $ 6,888 0.32% 1,991,454 $ 3,490 0.18%
Noninterest Bearing Deposits 1,662,443 1,726,918 1,722,325 1,652,337 1,621,432 1,691,132 1,523,717
Other Liabilities 84,585 98,501 87,207 72,166 114,657 85,684 111,567
Total Liabilities 3,991,888 3,968,511 3,937,927 3,872,301 3,764,458 3,943,055 3,626,738
Temporary Equity 9,367 9,862 10,096 10,518 13,339 9,957 20,505
SHAREOWNERS' EQUITY: 380,570 379,305 373,365 383,956 350,140 379,290 336,821
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,381,825 $ 4,357,678 $ 4,321,388 $ 4,266,775 $ 4,127,937 $ 4,332,302 $ 3,984,064
Interest Rate Spread $ 38,192 3.52% $ 33,410 3.13% $ 28,409 2.78% $ 24,774 2.49% $ 24,790 2.52% $ 124,785 2.98% $ 103,210 2.75%
Interest Income and Rate Earned
(1)
41,314 4.07 35,447 3.51 29,396 2.97 25,516 2.63 25,628 2.68 131,673 3.30 106,700 2.92
Interest Expense and Rate Paid
(2)
3,122 0.31 2,037 0.20 987 0.10 742 0.08 838 0.09 6,888 0.17 3,490 0.10
Net Interest Margin $ 38,192 3.76% $ 33,410 3.31% $ 28,409 2.87% $ 24,774 2.55% $ 24,790 2.60% $ 124,785 3.13% $ 103,210 2.83%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.